SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

COGNEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4	Proposed maximum aggregate value of transaction:
	5	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1	Amount Previously Paid:
	2	Form, Schedule or Registration Statement No.:
	3	Filing Party:
	4	Date Filed:

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 1:00 a.m., EDT, on Thursday April 23, 2020.
Online Go to www.envisionreports.com/CGNX or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CGNX

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

A	Election of Directors	+

1. Nominees: Nominated for a term ending in 2023:
	For	Against	Abstain

01 - Patrick A. Alias	☐	☐	☐

02 - Theodor Krantz	☐	☐	☐

03 - Dianne M. Parrotte	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as Cognex’s independent registered public accounting firm for fiscal year 2020.	☐	☐	☐	3.	To approve, on an advisory basis, the compensation of Cognex’s named executive officers as described in the proxy statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”).	☐	☐	☐

4.	The consideration of any other business that may properly come before the meeting or any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

0376TB

2020 Annual Meeting of Shareholders Admission Ticket

2020 Annual Meeting of Cognex Corporation Shareholders

Thursday, April 23, 2020 at 9:00 a.m. Local Time

Cognex Corporation

One Vision Drive

Natick, Massachusetts

Upon arrival, please present this admission ticket and photo identification at the registration desk.

DIRECTIONS TO COGNEX CORPORATION

One Vision Drive

Natick, MA 01760

Please note: Guest parking is available in front of the building.

From Boston and Logan Airport:

•	Merge onto Route 90 West (Mass Turnpike) toward Worcester
•	Take Exit 15 (I-95/Route 128) toward Waltham/Dedham
•	Follow “From Route 128 (I-95)”

From Route 128 (I 95):

•	Take Exit 20B (Route 9 West) toward Framingham/Worcester
•	Follow “From Route 9 West”

From Route 495:

•	Take Exit 22 Route 90 East (Mass Turnpike) toward Framingham/Boston
•	Follow “From Route 90 (Mass Turnpike)”

From Route 90 (Mass Turnpike):

•	Take Exit 13 (Natick/Framingham - Route 30)
•	Follow left ramp towards Natick (Route 30 East)
•	Follow signs to Route 9 East
•	Follow “From Route 9 East”

From Route 9 West:

•	Follow Route 9 West
•	Look for an Audi dealership on your right as you head up a hill. At the crest of that hill, Vision Drive is 0.1 miles past Wethersfield Rd. Cognex is on the left of Vision Drive.

From Route 9 East:

•	Follow Route 9 East
•	Make U-turn at the left lane U-turn signal near Natick McDonald’s
•	Follow “From Route 9 West”

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – April 23, 2020

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on April 23, 2020: The proxy statement and annual report to shareholders are available at: www.envisionreports.com/CGNX.

The undersigned hereby appoints Robert J. Shillman, Robert J. Willett and Richard A. Morin, and each of them, with full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2020 Annual Meeting of Shareholders of Cognex Corporation to be held on April 23, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the shares represented by this proxy will be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting.	☐

⬛	+